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                                                                   EXHIBIT 10.24

                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 15, 2000, is made and entered into among Advanced Aerodynamics & Structures, Inc., a Delaware corporation (the "Company"), and the Investors who are signatories hereto ("Investor" or "Investors") for their benefit and for the benefit of the Finders.

     WHEREAS, the Company and the Investor have entered into that certain Private Equity Line of Credit Agreement, dated as of the date hereof (the "Investment Agreement"), pursuant to which the Company will issue, from time to time, to the Investor up to $20,000,000 worth of shares of Common Stock, $.001 par value per share, of the Company (the "Common Stock");

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Investment Agreement, the Company has agreed to provide the Investor and Finders with certain registration rights with respect to the Registrable Securities;

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Investment Agreement):

                                   ARTICLE I
                              REGISTRATION RIGHTS

     Section 1.1  FORM SB-2 REGISTRATION STATEMENTS.

     (a) Filing of Form SB-2 Registration Statements. Subject to the terms and conditions of this Agreement, the Company shall file with the SEC within forty-five (45) days following the Subscription Date a registration statement on Form SB-2 under the Securities Act (the "Registration Statement") for the registration of the resale by the Investor of the Registrable Securities.

     (b) Effectiveness of the Registration Statement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC by no later than one hundred and twenty (120) days after Subscription Date and to insure that the Registration Statement remains in effect throughout the term of this Agreement as set forth in Section 4.2, subject to the terms and conditions of this Agreement.

     (c) Failure to Obtain Effectiveness of Registration Statements. In the event the Company fails for any reason to obtain the effectiveness of a Registration Statement within the time period set forth in Section 1.1(b), the Company shall pay to the Investors, collectively, within three Trading Days of the date by which such Registration Statement was required to have been declared effective, each Investor's Proportionate Share of the sum of $100,000 in immediately available funds into an account designated by the Investor. The Company will also pay to the Finders, collectively, the sum of $25,000 during the same time and in the same manner. Such payment shall be made by wire transfer of immediately available funds.

     (d) Failure to Maintain Effectiveness of Registration Statements. In the event the Company fails to maintain the effectiveness of a Registration Statement (or the underlying prospectus) throughout the period set forth in
Section 4.2, and the Investor holds any Registrable Securities at any time during the period of such ineffectiveness (an "Ineffective Period"), the Company shall pay to the Investor and Finder

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in immediately available funds into an account designated by the Investor or
Finder an amount equal to one half of one percent (0.5%) of the aggregate Purchase Price (payable to the Investor) and aggregate purchase price of the Warrant Shares (payable to the Finder) of all of the Registrable Securities then held by the Investor and Finder for the each of the first four seven-calendar-day periods (or portion thereof) of an Ineffective Period and one percent (1.0%) of such aggregate Purchase Price or each subsequent seven-calendar-day periods (or portion thereof) of such Ineffective Period. Such payments shall be made on the first Trading Day after the earliest to occur of (i) the expiration of the Commitment Period, (ii) the expiration of an Ineffective Period, (iii) the expiration of the first twenty-eight calendar days of an Ineffective Period and
(iv) the expiration of each additional twenty-eight calendar-day period during an Ineffective Period.

     (e) The parties hereto acknowledge and agree that the sums payable under Sections 1(c) or 1(d) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (c) one of the reasons for the Parties reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (d) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE II
                            REGISTRATION PROCEDURES

     Section 2.1 FILINGS; INFORMATION. The Company will effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

     (a) The Company shall prepare and file with the SEC a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities); use reasonable best efforts to cause such filed Registration Statement to become and remain effective (pursuant to Rule 415 under the Act or otherwise); prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the time periods prescribed by Section 1.1(b); and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement.

     (b) The Company shall file all necessary amendments to the Registration Statement in order to effectuate the purpose of this Agreement and the Investment Agreement.

     (c) If so requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with the filing of a Shelf Registration, the Company shall
(i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders agree should be included therein, and (ii) make all required filings of such prospectus supplement or post-

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effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 2.1(c)(ii) that would, in the opinion of counsel for the Company, violate applicable law.

     (d) In connection with the filing of a Registration Statement, the Company shall enter into such agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company (including with respect to businesses or assets acquired or to be acquired by the Company), and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) if an underwriting agreement is entered into, the same shall contain indemnification provision and procedures no less favorable to the selling holders of such Registrable Securities and the underwriters, if any, than those set forth herein (or such other provisions and procedures acceptable to the holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters, if any); and (iii) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of their representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

     (e) Five Trading Days prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the seller of Registrable Securities and one counsel representing the seller of Registrable Securities, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review by such parties, and thereafter deliver to the seller of Registrable Securities and its counsel, in accordance with the notice provisions of Section 4.8, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

     (f) After the filing of the Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (g) The Company shall use its reasonable best efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not

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otherwise be required to qualify but for this paragraph (g), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

     (h) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

     (i) The Company shall enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

     (j) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or auditors and will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it solely as a result of such

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inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (k)  The Company shall deliver, in accordance with the notice provisions of
Section 4.8, to the Investor a signed counterpart, addressed to the Investor, of
(1) an opinion or opinions of counsel to the Company, and (2) to the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Investor therefor reasonably requests.

     (l) The Company shall otherwise comply with all applicable rules and regulations of the SEC, including, without limitation, compliance with applicable reporting requirements under the Exchange Act.

     (m) The Company shall appoint a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement.

     (n) The Company may require the Investor to promptly furnish in writing to the Company such information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the SEC or the National Association of Securities Dealers. The Investor agrees to provide such information requested in connection with such registration within ten (10) business days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of the Registration Statement caused by the Investor's failure to timely provide such information.

     Section 2.2  REGISTRATION EXPENSES.   In connection with each Registration
                  ---------------------
Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (i) all registration, filing, securities exchange listing and fees required by the National Association of Securities Dealers,
(ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to Section 2.1(l) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, (viii) all reasonable fees and expenses of one firm of counsel for the seller of Registrable Securities retained as the seller's counsel with respect to such Registration Statement up to an amount of $5,000, unless a greater amount is required due the nature of the review performed by such counsel (an estimate of such greater fees and expenses of such firm of

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counsel to be provided to the Company prior to the undertaking of such counsel's review), (ix) premiums and other costs of policies of insurance against liabilities arising out of any public offering of the Registrable Securities being registered, and (x) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each seller of Registrable Securities pro rata on the basis of the number of Registrable Securities of each such seller that are included in a registration under this Agreement.

                                  ARTICLE III
                       INDEMNIFICATION AND CONTRIBUTION

     Section 3.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the seller of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person may become subject under the Act or otherwise as incurred and, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by the seller of Registrable Securities expressly for use therein, and shall reimburse the seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person for any legal and other expenses reasonably incurred by the seller of Registrable Securities, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the seller of Registrable Securities to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the seller of Registrable Securities failed to send or deliver a copy of the final prospectus delivered by the Company to the seller of Registrable Securities with or prior to the delivery of written confirmation of the sale by the seller of Registrable Securities to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission.

     Section 3.2 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to
Section 3.1 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (the "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; in the event an Indemnified Party shall fail to give such notice as provided in this Section 3.2 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, the indemnification provided for in Section 3.1 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified

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Party otherwise than under Section 3.1. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     Section 3.3 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article 3 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

     Section 3.4 CONTRIBUTION. If the indemnification provided for in this
Article III is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this
Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in

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connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Section 3.4, the Investor shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the seller of Registrable Securities were sold to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE IV
                                 MISCELLANEOUS

     Section 4.1 NO OUTSTANDING REGISTRATION RIGHTS. The Company represents and warrants to the seller of Registrable Securities that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Agreement or the Investment Agreement.

     Section 4.2 TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Put Shares and Warrant Shares (i) have been disposed of pursuant to the Registration Statement, (ii) have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iv) may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the holder of Registrable Securities; provided, however, that such registration rights shall not terminate sooner than three years following the Subscription Date. Notwithstanding the foregoing, paragraphs (c) and (d) of Section 1.1,
Article III, Section 4.8, and Section 4.9 shall survive the termination of this Agreement.

     Section 4.3 RULE 144. The Company covenants that it will file all reports required to be filed by it under the Act and the Exchange Act and that it will take such further action as holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the seller of Registrable Securities to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144. Upon the request of the seller of Registrable Securities, the Company will deliver to the seller of Registrable Securities a written statement as to whether it has complied with such requirements.

     Section 4.4 CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

     Section 4.5 AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     Section 4.6 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor and Finders may assign its rights under this Agreement to any subsequent holder the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Investment Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     Section 4.7 SEPARABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     Section 4.8 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to Advanced Aerodynamics & Structures, Inc.:

             Advanced Aerodynamics & Structures, Inc.
             3205 Lakewood Boulevard
             Long Beach Airport, CA 90808
             Telecopier: (562) 938-8620
       with a copy to (which communication shall not constitute notice):

            Otto Sorensen, Esq.
            Luce, Forward, Hamilton & Scripps, LLP
            600 West Broadway, Suite 2600
            San Diego, CA 92101
            Telecopier: (619) 645-5324

       If to the Investor:

            To the address and telecopier number set forth on Schedule A hereto with a copy to (which communication shall not constitute notice):

            Grushko & Mittman, P.C.
            551 Fifth Avenue, Suite 1601
            New York, New York 10176
            Telecopier: (212) 697-3575

Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 4.9 GOVERNING LAW. This Agreement shall be subject to the same choice of law, venue and jurisdiction as the Investment Agreement and construed under the laws of the State of New York, without giving effect to provisions regarding conflicts of law or choice of law.

     Section 4.10 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     Section 4.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

     Section 4.12 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     Section 4.13 REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                              ADVANCED AERODYNAMICS &
                              STRUCTURES, INC.

                              By: /s/ Carl L. Chen
                                 -----------------------------------------

                                  /s/ illegible
                              --------------------------------------------
                              AUSTINVEST ANSTALT BALZERS


                                  /s/ illegible
                              -----------------------------------------
                              ESQUIRE TRADE & FINANCE, INC.



                              -----------------------------------------
                              BATTLECREAK INVESTMENTS LIMITED


                                  /s/ First Island  BA
                              -----------------------------------------
                              FERNBRIGG PARTNER, LTD.


                                  /s/ illegible
                              -----------------------------------------
                              TALBIYA B. INVESTMENTS, LTD.


                                  /s/ illegible
                              -----------------------------------------
                              NESHER LTD.


                                  /s/ illegible
                              -----------------------------------------
                              KESHET L.P.


                                  /s/ illegible
                              -----------------------------------------
                              THE KESHET FUND, L.P.


                                  /s/ illegible
                              -----------------------------------------
                              THE ENDEAVOUR CAPITAL FUND, S.A.

     Section 4.13 REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                              ADVANCED AERODYNAMICS &
                              STRUCTURES, INC.



                              By: /s/ Carl L. Chen
                                 -----------------------------------------


                                  /s/ illegible
                              --------------------------------------------
                              RHOSSILI INVESTMENTS LIMITED

                                   SCHEDULE A
                                   ----------

--------------------------------------------------------------------------------
INVESTOR
--------------------------------------------------------------------------------
AUSTINVEST ANSTALT BALZERS
Landstrasse 938
9494 Furstentums
Balzers, Liechtenstein
Fax: 011-534-534100
--------------------------------------------------------------------------------
ESQUIRE TRADE & FINANCE, INC.
Trident Chambers
P.O. Box 146
Road Town, Tortola, B.V.I.
Fax: 011-41-41-760-1031
--------------------------------------------------------------------------------
RHOSSILI INVESTMENTS LIMITED
C/o Ultra Finanz Ltd.
Grossmuensterplatz 6, P.O. Box 4401
Zurich, CH-8022, Switzerland
Fax: 011-411-262-5515
--------------------------------------------------------------------------------
FERNBRIGG PARTNER, LTD.
P.O. Box Abbott Bldg
Main St.
Road Town, Tortola, B.V.I.
Fax: 011-972-2-625-9262
--------------------------------------------------------------------------------
TALBIYA B. INVESTMENTS, LTD.
Ragnall House
18 Peel Road
Douglas, Isle of Man
IMI 4L2, United Kingdom
Fax: 011-44-1624-661594
--------------------------------------------------------------------------------
NESHER LTD.
Ragnall House
18 Peel Road
Douglas, Isle of Man
IMI 4L2, United Kingdom
Fax: 011-44-1624-661594
--------------------------------------------------------------------------------
KESHET L.P.
Ragnall House
18 Peel Road
Douglas, Isle of Man
IMI 4L2, United Kingdom
Fax: 011-44-1624-661594
--------------------------------------------------------------------------------
THE KESHET FUND, L.P.
Ragnall House
18 Peel Road
Douglas, Isle of Man
IMI 4L2, United Kingdom
Fax: 011-44-1624-661594
--------------------------------------------------------------------------------
THE ENDEAVOUR CAPITAL FUND, S.A.
The Maduro Building, P.O. Box 662
Wickhams, Cay, Road Town
Tortola, British Virgin Islands
Fax: 1-284-494-3917
--------------------------------------------------------------------------------